LANDAUER, INC.

             2 SCIENCE ROAD, GLENWOOD, ILLINOIS 60425-1586
                       TELEPHONE (708) 755-7000

               NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     Notice is hereby given that the annual meeting of stockholders of Landauer, Inc. will be held at the office of Sidley Austin Brown & Wood LLP, 55th Floor Conference Center, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois, at 2:00 p.m., local time, on Thursday, February 3, 2005 for the following purposes:

     1. To elect three directors to hold office for a term of three years each.

     2. To vote on the proposal to approve the selection of PricewaterhouseCoopers LLP as the auditors of the Company for the fiscal year ending September 30, 2005.

     3. To vote on the proposal to approve the Landauer, Inc. 2005 Long-Term Incentive Plan

     4. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on December 17, 2004 are entitled to notice of and to vote at the meeting.


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING AND VOTE IN PERSON, YOUR PROXY WILL NOT BE USED.




                            James M. O'Connell
                            Vice President, Treasurer, Secretary
                            and Chief Financial Officer



January 3, 2005

                            PROXY STATEMENT

             Approximate Date of Mailing:  JANUARY 3, 2005

             INFORMATION CONCERNING THE PROXY SOLICITATION


     The enclosed proxy is solicited by the Board of Directors of Landauer, for use at its annual meeting of stockholders to be held on Thursday, February 3, 2005 at 2:00 p.m., local time, at the office of Sidley Austin Brown & Wood LLP, 55th Floor Conference Center, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois, or any adjournments or postponements thereof. You may revoke your proxy at any time prior to it being voted by giving written notice to the Secretary of Landauer, by submission of a later dated proxy or by voting in person at the meeting. The costs of solicitation, including the preparation, assembly and mailing of proxy statements, notices and proxies, will be paid by Landauer. Solicitations will be made by mail and, in addition, may be made by the officers and employees of Landauer personally or by telephone or telegram. Forms of proxies and proxy material may also be distributed, at the Company's expense, through brokers, custodians and others to the beneficial owners of Common Stock. The mailing address of Landauer's principal executive office is 2 Science Road, Glenwood, Illinois 60425.

     On December 17, 2004, Landauer had outstanding 8,952,278 shares of Common Stock, which is its only class of voting stock, held of record by approximately 600 holders. Only stockholders of record at the close of business on December 17, 2004 will be entitled to receive notice of and to vote at the meeting. With respect to all matters that will come before the meeting, each stockholder may cast one vote for each share registered in his or her name on the record date. A stockholder may, with regard to the election of directors (i) vote for the election of all named director nominees, (ii) withhold authority to vote for all named director nominees or (iii) vote for the election of all named director nominees other than any nominee with respect to whom the stockholder withholds authority to vote by so indicating in the appropriate space on the proxy. A stockholder may, with respect to the proposal to approve the selection of PricewaterhouseCoopers LLP as auditors (i) vote FOR such proposal, (ii) vote AGAINST such proposal or (iii) ABSTAIN from voting on such proposal.
A stockholder may, with respect to the proposal to approve the Landauer, Inc. 2005 Long-Term Incentive Plan (i) vote FOR such proposal, (ii) vote AGAINST such proposal or (iii) ABSTAIN from voting on such proposal.

     The shares represented by every proxy received will be voted, and where a choice has been specified, the shares will be voted in accordance with the specification so made. If no choice has been specified on the proxy, the shares will be voted FOR the election of the nominees as directors, FOR approval of PricewaterhouseCoopers LLP as auditors and FOR approval of the Landauer, Inc. 2005 Long-Term Incentive Plan. The proxy also gives authority to the proxies to vote the shares in their discretion on any other matter presented at the meeting. If a proxy indicates that all or a portion of the shares represented by such proxy are not being voted with respect to a particular proposal, such non-voted shares will not be considered present and entitled to vote on such proposal, although such shares may be considered present and entitled to vote on other proposals and will count for the purpose of determining the presence of a quorum. An abstention with respect to a proposal has the effect of a vote against a proposal.

                 BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table provides information as of December 17, 2004 concerning beneficial ownership of Common Stock by each person known by Landauer to own beneficially more than 5% of the outstanding shares of Common Stock, each director, each director nominee, each executive officer named under the caption "Executive Compensation" and all directors and executive officers as a group. Unless otherwise noted, the listed persons have sole voting and dispositive powers with respect to shares held in their names, subject to community property laws, if applicable.

                                         Number             Percent
                                      Beneficially            of
Name of Beneficial Owner                 Owned               Class
------------------------              ------------          -------
T. Rowe Price Associates                   876,800  (1)        9.6%
Eaton Vance Management                     610,276  (2)        6.7%
NFJ Investment Group L.P.                  583,350  (3)        6.4%
Robert J. Cronin                             9,500  (4)           *
Dr. E. Gail de Planque                       2,950  (5)           *
Dr. Gary D. Eppen                            6,451  (6)           *
Richard R. Risk                              8,400  (4)           *
Thomas M. White                             --                    *
Michael D. Winfield                          7,099  (4)           *
Robert M. Greaney                           43,306  (7)           *
Brent A. Latta                              94,787  (8)        1.0%
James M. O'Connell                          53,842  (9)           *
Dr. R. Craig Yoder                          88,911 (10)           *
All directors and executive officers
  as a group (10 persons)                  315,346 (11)        3.4%
__________

   *  Less than one percent.

   (1) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 3, 2004. Includes 556,600 shares owned by the T. Rowe Price Small Cap Value Fund, Inc. T. Rowe Price Associates expressly disclaims that it is the beneficial owner of such securities. The address of this stockholder is 100 East Pratt Street, Baltimore, MD 21201.

   (2) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004. The address of this stockholder is 255 State Street, Boston, MA 02109.

   (3) As reported in a statement on Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004. The address of this stockholder is 2121 San Jacinto Street, Dallas, TX 75201.

   (4) Includes 6,500 shares subject to options exercisable within 60 days after December 17, 2004.

   (5) Includes 2,500 shares subject to options exercisable within 60 days after December 17, 2004.

   (6) Includes 1,500 shares subject to options exercisable within 60 days after December 17, 2004.

   (7) Includes 27,000 shares subject to options exercisable within 60 days after December 17, 2004.

   (8) Includes 75,000 shares subject to options exercisable within 60 days after December 17, 2004.

   (9) Includes 31,500 shares subject to options exercisable within 60 days after December 17, 2004.

  (10) Includes 66,000 shares subject to options exercisable within 60 days after December 17, 2004.

  (11) Includes 223,000 shares subject to options exercisable within 60 days after December 17, 2004.

                         ELECTION OF DIRECTORS

     Members of Landauer's Board of Directors are divided into three classes serving staggered three-year terms for a total of nine directors.
M. Christine Jacobs resigned from the Board of Directors during 2004 and Thomas M. White was appointed to fill her vacancy. The terms of three of the seven current directors expire at the annual meeting. Robert J. Cronin, Brent A. Latta and Richard R. Risk are Landauer's nominees for re-election to a three-year term. The two remaining directorships may be filled by the Board of Directors at a later date. Our by-laws provide that nominations for directorships by stockholders may be made only pursuant to written notice received at our principal office not less than 50 nor more than 75 days prior to the meeting. No such nominations were received for the meeting. Proxies may not be voted for a greater number of persons than the three named nominees. Directors are elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Thus, assuming a quorum is present, the three persons receiving the greatest number of votes will be elected to serve as directors. Accordingly, withholding authority to vote for a director and non-votes with respect to the election of directors will not affect the outcome of the election of directors. If a nominee should become unavailable for election, the persons voting the accompanying proxy may in their discretion vote for a substitute.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NAMED NOMINEES AS DIRECTORS OF LANDAUER.

     The following table contains certain information as to the three nominees for election at the annual meeting and each other person whose term of office as a director will continue after the meeting. The nominees for election at the meeting are indicated by an asterisk.

                 Expira-
                  tion
                 Date of
                 Current   Past Business Experience          Director
Name              Term     and Other Directorships            Since
----             -------   ------------------------          --------

* Robert J.
 Cronin (1,3)
 Age - 60         2005     Since 2001, partner, The            1997
                           Open Approach LLC, a provider
                           of consulting services to the
                           printing industry.  Until
                           January 2000, Chairman of the
                           Board and Chief Executive
                           Officer of Wallace Computer
                           Services; previously President,
                           Chief Executive Officer and
                           director; now retired.
                           Mr. Cronin joined Wallace
                           Computer Services in 1967.
                           Wallace Computer Services is
                           a provider of information
                           management products, services
                           and solutions.  Mr. Cronin is
                           also a director of various
                           privately held corporations.

                 Expira-
                  tion
                 Date of
                 Current   Past Business Experience          Director
Name              Term     and Other Directorships            Since
----             -------   ------------------------          --------

Dr. E. Gail de
 Planque (2,4)
 Age - 59         2007     Since 2000, President, Strategy     2001
                           Matters, Inc., and, since 1998,
                           Director, Energy Strategists
                           Consultancy, Ltd., each providing
                           consulting services to the energy
                           and nuclear industries.  From
                           1991 to 1995, Dr. de Planque was
                           a Commissioner with the U.S.
                           Nuclear Regulatory Commission.
                           In 1967, she joined the Health
                           and Safety Laboratory of the
                           U.S. Atomic Energy Commission
                           (now the Environmental Measure-
                           ments Laboratory) where she
                           served as Director from 1987 to
                           1991 and as Deputy Director
                           from 1982 to 1987.  Dr.
                           de Planque is a Director of
                           Northeast Utilities, TXU Corp.,
                           British Nuclear Fuels, Inc.,
                           and British Nuclear Fuels, plc.

Dr. Gary D.
 Eppen (3,4)
 Age - 68
                  2007     Ralph and Dorothy Keller            1992
                           Distinguished Service Professor
                           Emeritus of Operations Management,
                           Graduate School of Business,
                           The University of Chicago.  From
                           July 1998 to June 2001 Dr. Eppen
                           was Deputy Dean of Part-time
                           Programs and Professor of
                           Industrial Administration.  From
                           1970 to 1998 he was Professor of
                           Industrial Administration.
                           Dr. Eppen is also a director of
                           Hub Group Inc., Downers Grove,
                           Illinois, an intermodal
                           transportation marketing company.

* Brent A.
 Latta
 Age - 61         2005     President and Chief Executive       1998
                           Officer of Landauer since
                           December 1998.  Mr. Latta joined
                           Landauer in 1987 as Vice President
                           - Marketing and served in such
                           capacity until 1997 when he was
                           elected Executive Vice President.

                 Expira-
                  tion
                 Date of
                 Current   Past Business Experience          Director
Name              Term     and Other Directorships            Since
----             -------   ------------------------          --------
* Richard R.
 Risk
 (2,3)
 Age - 58         2005     President and Chief Executive       1997
                           Officer of Advocate Health Care
                           until April 2002, now retired.
                           Previously Mr. Risk served as
                           President and CEO of EHS Health
                           Care (merged with Advocate Health
                           Care).  Advocate Health Care
                           specializes in health care
                           management.

Thomas M. White
 (1,2)
 Age - 47         2006     Since June 2002, Senior Vice        2004
                           President, Chief Financial Officer
                           and Treasurer of Hub Group, Inc.,
                           Downers Grove, Illinois, an
                           intermodal transportation
                           marketing company.  From 1999 to
                           2002 Mr. White was Managing
                           Partner-Business Process Out-
                           sourcing and from 1995 to 1999
                           was Managing Partner of the
                           Kansas City and Omaha offices of
                           Arthur Andersen LLP.  From 1979
                           to 1995 held various audit
                           related positions with Andersen.
                           Mr. White is a CPA and a member
                           of the American Institute of
                           Certified Public Accountants.

Michael D.
 Winfield (1,4)
 Age - 65         2007     Director of UOP LLC until           1994
                           January 2003, a general partnership
                           of Honeywell International, Inc.
                           and Dow Chemical Company, engaged
                           in the licensing of technologies
                           to the oil refining and petro-
                           chemical industries.  Mr. Winfield
                           was President and Chief Executive
                           Officer of UOP from February 1992
                           to January 2001, and a Vice President
                           from 1983 to 1992.  He is also a
                           director of Metallurg, Inc., a
                           leading supplier of additives
                           to the metals industry.

Member of the (1) Audit Committee, (2) Compensation Committee, (3) Governance and Nominating Committee, (4) Technology Committee.

                   BOARD OF DIRECTORS AND COMMITTEES

     During fiscal 2004, the Board of Directors held a total of five meetings. No director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all Committees of the Board on which such director served.

     The Board of Directors has an Audit Committee, Compensation
Committee, Governance and Nominating Committee and Technology Committee. The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information and recommends the appointment of independent public accountants to the Board of Directors. A copy of the Audit Committee's charter is attached to this Proxy Statement as Exhibit A. The Compensation Committee approves all executive compensation and has responsibility for granting stock options to eligible members of management and administering the Company's stock option and incentive compensation plans. The Governance and Nominating Committee establishes corporate governance policy and selects nominees for the Board of Directors. (See "Process for Nominating Directors.") The Technology Committee provides oversight and counsel with respect to the Company's development and use of appropriate technologies in its products and services. The membership of each Committee consists solely of non-employee directors who meet the independence standards established by the New York Stock Exchange. During fiscal 2004, the Audit Committee met thirteen times including the meetings required to conduct its quarterly financial reviews, the Compensation Committee met seven times, the Governance and Nominating Committee met four times, and the Technology Committee met four times.

     Each Committee has adopted a formal written charter, approved by the full Board of Directors that specifies the scope of the Committee's responsibilities and procedures for carrying out such responsibilities. A copy of each charter is available on the Company's website at http://www.landauerinc.com and printed copies are available from the Company on request. The Board of Directors has also adopted Governance and Nominating Standards, a Code of Business Ethics applicable to all employees and a Code of Conduct for Senior Financial Executives applicable to the principal executive, financial and accounting officers of the Company. Copies of each of these documents are available on the Company's website at http://www.landauerinc.com and printed copies are available from the Company on request. The Company intends to post on its web site any amendments to, or waivers from, its Code of Business Ethics or Code of Conduct for Senior Financial Executives applicable to such senior officers.


                       INDEPENDENCE OF DIRECTORS

     Under the Company's Governance and Nominating Standards, a significant majority of the Board should be composed of Independent Directors as those terms are defined in the New York Stock Exchange ("NYSE") listing standards. A director is independent under the NYSE listing standards if the Board affirmatively determines that the director has no material relationship with the Company directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. In addition, the NYSE listing standards provide that a director will not be independent if he or she has any of the following relationships (each, a "disqualifying relationship"):

  . The director is an employee of the Company or has been an employee of the Company at any time within the preceding three years.

  . A member of the director's immediate family is an executive officer of the Company or has been an executive officer of the Company at any time within the preceding three years.

  . The director or an immediate family member of the director received during any 12- month period within the last three years more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

  . The director is a current partner or employee of the Company's internal or external audit firm, or the director was within the past three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time.

  . A member of the director's immediate family (i) is a current partner of a firm that is the Company's internal or external auditor, (ii) is a current employee of such a firm and participates in the firm's audit, assurance or tax compliance (but not tax planning) practice or
     (iii) was within the past three years (but is no longer) a partner or employee of such a firm and personally worked on the Company's audit within that time.

  . The director is, or within the preceding three years has been, employed by another company where any of the Company's present executives at the same time serves or served on that company's compensation committee.

  . A member of the director's immediate family is, or within the preceding three years has been, employed as an executive officer of another company where any of the Company's present executives serves on that company's compensation committee.

  . The director is an executive officer or employee of a company that has made payments to, or received payments from, the Company in an amount that, in any one of the three most recent fiscal years, exceeded the greater of $1 million, or 2% of such other company's consolidated gross revenues.

  . A member of the director's immediate family is an executive officer of a company that has made payments to, or received payments from, the Company in an amount which, in any one of the three most recent fiscal years, exceeded the greater of $1 million, or 2% of such other company's consolidated gross revenues.

     The Board has affirmatively determined that no non-employee director has a material relationship with the Company directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The Board has also concluded that no non-employee director has any of the disqualifying relationships identified above. Consequently, the Board has determined that all non-employee directors are independent within the meaning of the NYSE listing standards and that the Board consists of a significant majority of independent directors. The Company's independent directors meet in regularly scheduled sessions and as they deem appropriate. The Chairman of the Board of Directors presides at these sessions.


                   PROCESS FOR NOMINATING DIRECTORS

     Landauer's Governance and Nominating Committee establishes and oversees adherence to the Board's corporate governance policies and guidelines and establishes policies and procedures for the recruitment and retention of Board members. The Governance and Nominating Committee is comprised of three members, each of whom meets the independence requirements established by the New York Stock Exchange in respect of Governance and Nominating Committees.

     The Governance and Nominating Committee will consider nominees for the Board of Directors that have been properly and timely recommended by stockholders. Any recommendation submitted by a stockholder must include the same information concerning the candidate and the stockholder as would be required under Section 1.4 of the Company's by-laws if the stockholder were nominating that candidate directly. Those information requirements are summarized in this Proxy Statement under the caption "Stockholder Proposals." The Governance and Nominating Committee will apply the same standards in considering director candidates recommended by stockholders as it applies to other candidates. The Governance and Nominating Committee has not established any specific, minimum qualification standards for nominees to the Board. From time to time, the Governance and Nominating Committee may identify certain skills or attributes (e.g. healthcare industry experience, technology experience, financial experience) as being particularly desirable for specific director nominees.

     To date, the Governance and Nominating Committee has identified and evaluated nominees for directors based on several factors, including referrals from management, existing directors, advisors and representatives of the Company or other third parties, business and board of director experience, professional reputation and personal interviews. Each of the current nominees for director listed under the caption "Election of Directors" is an existing director standing for re-election. Landauer has not paid any fee to a third party to identify or evaluate, or assist in identifying or evaluating, potential nominees. In connection with the 2005 annual meeting, the Governance and Nominating Committee did not receive any recommendation for a nominee from any stockholder or group of stockholders owning more than 5% of the Company's Common Stock.


        STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     The Company's Annual Meeting of Stockholders provides an opportunity each year for stockholders to ask questions of or otherwise communicate directly with members of the Company's Board of Directors on matters relevant to the Company. Each of the Company's directors is requested to attend in person the Annual Meeting. All of the Company's directors attended the Company's 2004 Annual Meeting of Shareholders. In addition, stockholders may, at any time, communicate in writing with the full Board of Directors, any individual director or any group of directors, by sending such written communication to the full Board of Directors, individual director or group of directors at the following address: Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425; Attention: Corporate Secretary (fax 708-755-7011). Copies of written communications received at such address will be provided to the addressee unless such communications are considered, in the reasonable judgment of the Corporate Secretary, to be improper for submission to the intended recipient(s). Examples of stockholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Company or the Company's business or communications that relate to improper or irrelevant topics.


                       COMPENSATION OF DIRECTORS

     During fiscal 2004 directors (except Mr. Latta) were paid an annual retainer in the amount of $40,000 each. Additionally, the Board and Committee chairs were each paid an annual retainer in the amount of $4,000, and members were paid a fee in the amount of $1,000 per Board or Committee meeting attended. Landauer maintains a stock option plan for its non-employee directors that provides for the automatic grant of options on the date when a person begins to serve as a non-employee director to purchase 1,500 shares of Common Stock at the fair market value on the date of grant, which options vest ratably over three years. Additionally, the plan provides for the automatic grant of options to each non-employee director on the date of each annual meeting to purchase 1,500 shares of Common Stock at the fair market value on the date of grant, which options vest ratably over three years. If the Company's 2005 Long-Term Incentive Plan is approved at the annual meeting, non-employee directors will receive annual grants of restricted stock or restricted stock units and will cease to receive grants of stock options. For more information see "Approval of 2005 Long-Term Incentive Plan - Grants of Restricted Stock or Restricted Stock Units to Directors" on page 23.

     Landauer formerly maintained a directors' retirement plan that provides certain retirement benefits for non-employee directors. This plan was terminated in January 1997. Benefits accrued under the retirement plan are frozen and will be payable to directors at age 70 after their retirement. As of September 30, 2004, the aggregate liability for these benefits amounted to $328,000, which has been accrued in the financial statements.


                        EXECUTIVE COMPENSATION

     The following summary compensation table sets forth the compensation for services to Landauer for the last three fiscal years of the President and Chief Executive Officer and the three other executive officers whose salary and bonus exceeded $100,000 in the last fiscal year (the "Named Executive Officers".)

                      SUMMARY COMPENSATION TABLE

                                                  Long-Term
                                  Annual        Compensation
                               Compensation        Awards
                           -------------------- ------------    All
                                                  Securities    Other
Name and                                          Underlying   Compen-
Principal           Fiscal                         Options     sation
Position             Year   Salary($)  Bonus($)    (#) (1)     ($)(2)
----------------    ------  ---------  --------   ----------   -------

Brent A. Latta
 President &          2004   $314,650  $150,200       25,000    $1,150
 Chief Executive      2003    306,250     --          50,000     1,150
 Officer              2002    291,250   191,700        --        1,150

James M. O'Connell
 Vice President,
 Treasurer, Secre-    2004   $197,925  $ 75,600       14,000    $1,150
 tary & Chief         2003    191,750     --           7,000     1,150
 Financial Officer    2002    180,250    94,600        --        1,150

R. Craig Yoder
 Senior Vice
 President -          2004   $213,150  $ 81,400       16,000    $1,150
 Marketing &          2003    207,500     --           8,000     1,150
 Technology           2002    197,500   104,000        --        1,150

Robert M. Greaney     2004   $156,325  $ 59,700       12,000    $1,150
 Vice President       2003    152,500     --           6,000     1,150
 - Operations         2002    146,500    77,000        --        1,150

-----------

   (1) There were no restricted stock awards or long-term incentive payouts for any of the executive officers for the last three fiscal years.

   (2) Represents the Company's contribution to its 401(K) plan on behalf of each of these employees.

                  OPTIONS GRANTS IN LAST FISCAL YEAR

     Information regarding stock options granted during the last fiscal year to Landauer's Named Executive Officers is shown below:

                       % of                       Potential Realizable
            No. of     Total                        Value at Assumed
            Shares    Options                       Annual Rates of
            Under-    Granted                         Stock Price
            lying       to      Exercise            Appreciation for
            Options  Employees   Price    Expir-    Option Term (3)
            Granted  in Fiscal ($/share)  ation   --------------------
Name        (#)(1)     Year       (2)      Date      5%         10%
----        -------  --------- ---------  ------  --------  ----------

Brent A.
 Latta       25,000      12.5%    $39.62    (4)   $623,000  $1,578,500

James M.
 O'Connell   14,000       7.0%     39.62    (4)    348,880     853,960

R. Craig
 Yoder       16,000       8.0%     39.62    (4)    173,600   1,010,240

Robert M.
 Greaney     12,000       6.0%     39.62    (4)    299,040     757,680

--------------------

 (1) Each option became exercisable in full on September 30, 2004 and shares received upon exercise may not be sold prior to September 30, 2007.

 (2) The exercise price is the fair market value on the date of grant.

 (3) Potential realizable value is calculated based on an assumption that the price of Landauer's Common Stock appreciates at the annual rate shown, compounded annually, from the date of grant of the option until the expiration date of the option. The value is net of the exercise price but is not adjusted for the taxes that are due upon exercise. The 5% and 10% assumed rates of appreciation are required by the rules of the Securities and Exchange Commission and do not represent Landauer's estimate of future price. Actual gains, if any, upon the exercise of these options will depend on the actual performance of the Common Stock.

 (4) November 13, 2013.

               AGGREGATED OPTION EXERCISES IN LAST YEAR
                   AND FISCAL YEAR-END OPTION VALUES

     Information regarding the exercise of stock options during the last fiscal year and the holdings of unexercised stock options at September 30, 2004 by Landauer's Named Executive Officers is shown below.

                                    Number of
                                     Shares             Value of
                                   Underlying          Unexercised
                                  Unexercised         In-the-Money
                                 Options Held at      Options at
             Shares               September 30,       September 30,
            Acquired                2004 (#)          2004 ($) (1)
              on       Value    ----------------  -------------------
            Exercise  Realized  Exer-    Unexer-  Exer-      Unexer-
Name          (#)       ($)     cisable  cisable  cisable    cisable
----        --------  --------  -------  -------  --------   --------

Brent A.
 Latta        15,706  $754,797   37,500   37,500  $338,125   $466,125

James M.
 O'Connell     5,788   259,448   15,750    5,250   124,092     65,258

R. Craig
 Yoder         4,309   187,290   48,000    6,000   756,580     74,580

Robert M.
 Greaney       1,085    48,646   13,500    4,500   106,365     55,935

--------------------

 (1) Aggregate market value on September 30, 2004 less aggregate exercise price.


                 EQUITY COMPENSATION PLAN INFORMATION

           The following table provides information as of September 30, 2004 regarding the number of shares of Common Stock that may be issued under the Company's equity compensation plans. All equity compensation plans have been approved by the Company's stockholders.

                         (a)               (b)               (c)
                   ---------------  ----------------  ----------------
                                                          Number of
                                                         securities
                      Number of                           remaining
                     securities                         available for
                        to be           Weighted-      future issuance
                     issued upon    average exercise    under equity
                     exercise of        price of        compensation
                     outstanding       outstanding    plans (excluding
                      options,          options,         securities
                      warrants        warrants and      reflected in
Plan category        and rights          rights          column (a))
-------------        -----------    ----------------  ----------------

Equity compensa-
 tion plans
 approved by
 security holders     439,513          $  34.73           293,242
Equity compensa-
 tion plans not
 approved by
 security holders       --                --                --
                     --------          --------           -------
Total                 439,513          $  34.73           293,242

         EXECUTIVE EMPLOYMENT AGREEMENTS AND RETIREMENT PLANS

     EMPLOYMENT AND COMPENSATION AGREEMENTS. Landauer has entered into employment agreements with each of the Named Executive Officers for their employment in their respective capacities indefinitely. The agreements provide that, in the event of termination of employment under certain circumstances by Landauer other than for cause, death, disability or voluntary termination, or by the executive for good reason (which includes a good faith determination by the executive that he believes that he will not be able to effectively discharge his duties or where Landauer fails to obtain an assumption in writing of its obligations under the agreement by a successor, as defined) the executive will become entitled to continuation of base salary and average bonuses determined in accordance with the agreement for a period ranging from twelve to eighteen months and certain other benefits. The amounts otherwise payable to the executive will be offset by any compensation earned by the executive from employment with a new employer during such severance period but will not be reduced below an amount equal to six month's base salary and average bonuses. The benefits payable to Messrs. Latta and O'Connell, Dr. Yoder, and Mr. Greaney under these agreements, if their employment had been terminated as of September 30, 2004, would have had an estimated value of approximately $663,000, $395,000, $425,000 and $208,000, respectively.

     EXECUTIVE SPECIAL SEVERANCE PLAN. On May 22, 2002, Landauer adopted the Landauer, Inc. Executive Special Severance Plan (the "Severance Plan") in which certain of Landauer's executives, including Messrs. Latta and O'Connell, Dr. Yoder and Mr. Greaney, participate. Under the Severance Plan, if (i) the executive's employment is terminated involuntarily without cause or is terminated by the executive for good reason (as defined in the plan) within two years following a change in control, or (ii) the executive elects to terminate employment for any reason during the 30-day period immediately following the one-year anniversary of a change in control, the executive will receive a lump sum payment equal to three times (in the case of Mr. Latta) or two times (in the case of the other Named Executive Officers) the sum of: (i) the highest annual rate of the executive's base salary during the 12-month period immediately prior to his termination and
(ii) the greater of the executive's target annual bonus and the average annual bonus received during the three fiscal years prior to termination. In addition, the terminated executive will become fully vested in his accrued benefit under the supplemental key executive retirement plan (described below) and will receive a lump sum payment equal to the actuarial equivalent of his accrued benefit under that plan. The terminated executive also will receive continued medical, dental and life insurance coverage and outplacement services for up to three years (in the case of Mr. Latta) or up to two years (in the case of the other Named Executive Officers). The Severance Plan conditions receipt of the foregoing severance payments and benefits upon the executive entering into a noncompetition/nonsolicitation agreement and executing a general release of claims against Landauer and its affiliates.

     Additionally, the Severance Plan provides that, immediately upon a change in control, all of the executive's outstanding stock options and other equity awards become exercisable, or vested, in full, and any outstanding stock options will remain exercisable until the earlier of the first anniversary of the executive's termination of employment and the original expiration date of the option.

     The Severance Plan also provides that if any payment made under the Severance Plan or otherwise to a covered executive would be subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, Landauer will make an additional payment to the executive such that the executive receives a net amount equal to the amount he would have received if Section 4999 did not apply; provided, however, if the net-after tax benefit to the executive would not exceed by at least 10% the net after-tax proceeds without such additional payment and with a reduction of the benefits to an amount such that no excise tax is payable, Landauer will not make the additional payment and the executive's benefits will be reduced to such amount.

     For purposes of the Severance Plan, a "change in control" generally means (i) certain acquisitions of 30% or more of the then outstanding shares of Common Stock, (ii) a change in the Board of Directors resulting in the incumbent directors ceasing to constitute at least a majority of the Board of Directors, (iii) the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of Landauer (unless, among other conditions, Landauer's stockholders receive more than 60% of the stock of the resulting company) or (iv) the consummation of a liquidation or dissolution of Landauer.

     RETIREMENT PLAN AND SUPPLEMENTAL RETIREMENT PLAN. Messrs. Latta and O'Connell, Dr. Yoder, and Mr. Greaney participate in Landauer's retirement plan, a defined benefit plan under which benefits are based upon the average of the annual rates of compensation in effect as of October 1 of each year for the period of five consecutive years which produces the highest such average and also based on years of service as set forth below.

U.S. tax law places limitations on the annual compensation eligible for benefit consideration and on the aggregate annual amount payable to an individual under qualified retirement plans.

     Messrs. Latta and O'Connell, Dr. Yoder, and Mr. and Greaney also participate in Landauer's supplemental key executive retirement plan, under which a participant is entitled to such payments during his life after retirement at age 65 as may be necessary, when added to his benefits under other company-funded retirement or profit sharing plans, to provide a minimum annual benefit equal to 50% of his highest five-year average compensation (including incentive compensation) or final year compensation (including five-year average incentive compensation), whichever is greater.

Such payments continue to a participant's spouse after the participant's death, but at a percentage of 25%. Benefits are reduced by 2% (1% for surviving spouses) for each year of service less than 25 years.

     The following table sets forth information concerning the combined annual benefits payable pursuant to the retirement plan on a straight-life annuity basis and the supplemental retirement plan on a 50% joint-and-survivor basis upon retirement at age 65 for specified compensation levels (assuming continuation of 2004 fiscal year compensation, as defined) and years of service classifications. Benefits under the retirement plan are computed solely on the base salary of participants. Benefits under the supplemental key executive retirement plan are inclusive of incentive compensation. Benefits under the retirement plan that are reduced on account of Social Security entitlement on the basis of the Internal Revenue Service permitted disparity rules may be reinstated under the supplemental retirement plan.

                          PENSION PLAN TABLE

Earnings
on Which
Combined                 Estimated Combined Annual Pension Based on
Retirement                     Years of Service Indicated
Benefits           --------------------------------------------------
are Based            20 years  25 years  30 years  35 years  40 years
----------           --------  --------  --------  --------  --------

$200,000             $ 80,000  $100,000  $100,000  $109,500  $127,000
 250,000              100,000   125,000   125,000   125,000   134,000
 300,000              120,000   150,000   150,000   150,000   150,000
 350,000              140,000   175,000   175,000   175,000   175,000
 400,000              160,000   200,000   200,000   200,000   200,000
 450,000              180,000   225,000   225,000   225,000   225,000
 500,000              200,000   250,000   250,000   250,000   250,000

     Credited years of service at September 30, 2004 were 17 for Mr. Latta, 14 for Mr. O'Connell, 21 for Dr. Yoder and 28 for Mr. Greaney. Credited years of service at age 65 would be 22 for Mr. Latta, 23 for Mr. O'Connell, 36 for Dr. Yoder and 43 for Mr. Greaney.

                     COMPENSATION COMMITTEE REPORT

     Landauer's compensation program is designed to motivate and retain employees by encouraging and rewarding performance. The program is administered by the Compensation Committee of the Board of Directors (the "Committee"), consisting of three independent outside directors who are not employees of Landauer. The Committee regularly reviews and approves generally all of Landauer's compensation and fringe benefit programs and also reviews and determines the base salary and incentive compensation of the Named Executive Officers, as well as stock option grants to all employees. All compensation actions taken by the Committee are reported to the full Board of Directors. The Committee also reviews and makes recommendations to the Board on policies and programs for the development of management personnel, as well as management structure and organization. The Committee administers Landauer's Amended and Restated 1996 Equity Plan (the "Equity Plan") and 2000 Incentive Compensation Plan for Executive Officers (the "Executive Officer Plan"); each of which was approved by the Committee, the Board of Directors and stockholders.

     Landauer believes that equity awards, such as stock options, restricted stock and restricted stock units, are an important incentive to motivate executive officers and other key employees for improved long-term performance of Landauer. Landauer considers stock ownership, options currently held and options previously granted when granting options.

     Landauer believes that the combination of salary, incentive compensation and equity awards is the best tool for compensating its executive officers and senior managers to promote uniform excellence, long-term commitment and team performance. Management salaries are determined as a result of individual performance, level of responsibility and experience. Landauer reviews these salaries annually and periodically measures them against compensation data obtained from published compensation surveys and surveys that the Committee makes of peer companies. The peer companies are generally of about the same size as Landauer in terms of market capitalization and profitability and are in technical or service, rather than consumer or distribution, fields. Landauer believes that its competitors for executive talent are not necessarily companies which engage in the same business as Landauer and, therefore, the companies used for comparative compensation purposes generally differ from the companies included in the testing laboratory peer group shown under the heading "Performance Graph".

     The Executive Officer Plan covers executive officers who are elected by the Board of Directors to such offices and establishes an incentive pool which is related to aggregate executive officer base salary and performance of Landauer relative to (i) budgeted operating income and (ii) achievement of budgeted revenues. The target incentive compensation award, as a percentage of individual executive officer base salary, is 50% for the Chief Executive Officer and 40% for Vice Presidents. The actual size of the incentive compensation pool available for award varies based upon actual financial performance for operating income and revenue achievement.

     OPERATING INCOME COMPONENT. At 100% actual-to-budget operating income, the aggregate executive officer incentive compensation pool is equal to 100% of the sum of the target awards for each executive officer. From 90% to 100% actual-to-budget operating income, the aggregate executive officer incentive compensation pool is prorated from zero to 100% of the sum of the target awards for each executive officer. From 100% to 120% actual-to-budget operating income, the aggregate executive officer incentive compensation pool is prorated from 100% to 200% of the sum of the target awards for each executive officer. At or above 120% actual-to-budget operating income, the aggregate executive officer incentive compensation pool is equal to 200% of the sum of the target awards for each executive officer. At or below 90% actual-to-budget operating income, the pool available for incentive compensation is zero.

     REVENUE ACHIEVEMENT COMPONENT. Revenue achievement, as measured by percent actual-to-budget revenues, serves to modify the award based upon operating income. At revenue achievement levels above 98% and below 102% no adjustment is required. At 96% revenue achievement the aggregate amount of the executive officer incentive compensation pool determined on the basis of operating income is reduced by 20%. At 94% revenue achievement the reduction is 40%. The sole increase in the aggregate amount of the pool occurs where revenue achievement is above 102% at which level the percent of target bonus to be paid is increased by 20 percentage points.

     The amount of tentative incentive award for any executive officer is determined by multiplying the executive's base salary by the actual incentive award percentage. The actual incentive award percentage is the target award percentage (50% or 40%) multiplied by the percentage of target award determined by the operating income and revenue achievement components. Two-thirds of the tentative incentive award is payable to the executive officer based solely on these financial performance measures. With respect to the balance remaining in the pool for the fiscal year, the Compensation Committee will have the discretion to award any executive officer an amount ranging from zero to one-third of the award such executive officer would otherwise receive.

     The aggregate amount of incentive compensation awards for any fiscal year under the Executive Officer Plan and other incentive compensation plans is limited to 6% of Landauer's operating income for such fiscal year.

Recognizing that extraordinary positive or negative non-operating events can and do occur, the Committee may elect to make adjustments to the incentive compensation calculations to reflect the impact of those events.

     The recommended base salary and incentive compensation award for the Chief Executive Officer is determined each year by the Committee based upon overall financial performance of Landauer and the performance of the Chief Executive Officer relative to corporate objectives and other factors under the terms of the Executive Officer Plan. Mr. Latta's base salary for fiscal 2004 was $314,650. The increase in Mr. Latta's base salary related to the level of responsibility and accountability of the Chief Executive Officer, as well as external factors such as inflation and base salary levels in comparable companies. In accordance with the terms of the Executive Officer Plan the ratio of actual-to-budget operating income was approximately 97.5%. As a result of the level of achievement of the Company's financial targets in terms of operating income and revenues, and Mr. Latta's achievement of substantially all of the personal objectives established for him by the Board of Directors during fiscal 2004, the Committee approved an incentive compensation award for Mr. Latta in the amount of $150,200.



                MEMBERS OF THE COMPENSATION COMMITTEE:

                      Richard R. Risk, Chairman
                      E. Gail de Planque
                      Thomas M. White

                           PERFORMANCE GRAPH

     The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends) assuming $100 invested in Landauer's Common Stock, in the New York Stock Exchange ("NYSE") Market Index and in an industry index represented by a group of testing laboratories during the period from September 30, 1999 through September 30, 2004. (On January 15, 2002, the listing of Landauer's Common Stock was changed to the New York Stock Exchange from the American Stock Exchange.) The comparisons in the following table are historical and are not intended to forecast or be indicative of possible future performance of Landauer's Common Stock.

                 Value of Investment at September 30,
                 ------------------------------------

                          1999    2000    2001    2002    2003    2004
                          ----    ----    ----    ----    ----    ----

Landauer, Inc.            $100    $ 79    $154    $156    $174    $239

NYSE Market Index          100     115      95      79      97     113

Testing Laboratories       100     193     117     146     180     174



                        AUDIT COMMITTEE REPORT

     Landauer's Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended September 30, 2004. Additionally, the Committee has reviewed and discussed with management and the independent auditors the Company's unaudited interim financial statements as of and for the end of each of the first three fiscal quarters for the year ended September 30, 2004. These discussions occur prior to the issuance of news releases reporting such quarterly results and prior to the filing of the quarterly reports on Form 10-Q with the Securities and Exchange Commission.

     The Committee discussed with PricewaterhouseCoopers LLP, our independent auditors, the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, of the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Committee received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, of the Independence Standards Board, and discussed with the auditors the auditors' independence. In addition, the Committee considered whether the provision by the independent auditors of non-audit services is compatible with maintaining the independent auditors' independence from management and the Company.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited fiscal year-end financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2004.


                    MEMBERS OF THE AUDIT COMMITTEE:

                      Michael D. Winfield, Chairman
                      Robert J. Cronin
                      Thomas M. White

                  FEES BILLED BY INDEPENDENT AUDITORS

     AUDIT FEES. PricewaterhouseCoopers LLP billed fees to the Company of approximately $238,550 with respect to fiscal 2004 and approximately $211,200 with respect to fiscal 2003 for professional services rendered for the audit of the Company's annual financial statements and reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q filed during those fiscal years.

     AUDIT-RELATED FEES. PricewaterhouseCoopers LLP billed approximately $16,100 to the Company with respect to fiscal 2004 and approximately $1,555 with respect to fiscal 2003 that were reasonably related to the performance of the audit or review of the Company's financial statements and are not included in "Audit Fees" above. These services included advice on generally accepted accounting principles, application of new accounting pronouncements, and addressing financial statement matters at subsidiary companies.

     TAX FEES. PricewaterhouseCoopers LLP billed fees to the Company of approximately $105,237 with respect to fiscal 2004 and approximately $97,300 with respect to fiscal 2003 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning for the Company and certain of its subsidiaries. These services included preparation of income tax returns, determination of estimated tax payments, and advice related to sales and use tax and other tax matters.

     ALL OTHER FEES. PricewaterhouseCoopers LLP billed fees to the Company of approximately $30,000 with respect to fiscal 2003 professional services other than those services covered above. These services included providing officer and director compensation survey information.

     As provided in the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided after May 6, 2003 by the Company's principal accountants must be pre-approved by the Audit Committee. Accordingly, policies and procedures were established whereby the Committee approves performance of all audit and non-audit services in advance. Based in part on consideration of the non-audit services provided by Pricewaterhouse-Coopers LLP during fiscal 2004, the Committee determined that such non-audit services were compatible with maintaining the independence of PricewaterhouseCoopers LLP. Since May 6, 2003, the Committee approved 100% of the services described above. The Company believes that none of the time expended on PricewaterhouseCoopers LLP's engagement to audit the Company's financial statements for fiscal 2004 and fiscal 2003 was attributable to work performed by persons other than PricewaterhouseCoopers LLP's full-time, permanent employees.


                         SELECTION OF AUDITORS

     The stockholders will be asked at the annual meeting to approve the selection of auditors for the fiscal year ending September 30, 2005. PricewaterhouseCoopers LLP, One North Wacker, Chicago, Illinois, has served as auditors for Landauer since fiscal 2002, and it will be recommended to the stockholders that such firm be selected again. The Audit Committee, comprised of Michael D. Winfield, Robert J. Cronin and Thomas M. White, has approved this recommendation. Representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

     If a quorum is present, in order to approve the selection of PricewaterhouseCoopers LLP as Landauer's auditors for the fiscal year ending September 30, 2005, a majority of the shares present in person or by proxy at the annual meeting and entitled to vote on such proposal must vote in favor of it. Accordingly, abstentions will have the same effect as votes against and non-votes will reduce the number of shares considered present and entitled to vote on the proposal.

     THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND A VOTE FOR THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS OF LANDAUER FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005.



               APPROVAL OF 2005 LONG-TERM INCENTIVE PLAN

GENERAL

     The Board of Directors is proposing the Landauer, Inc. 2005 Long-Term Incentive Plan (the "Plan") for stockholder approval. The Plan was approved by the Board of Directors on November 12, 2004, subject to stockholder approval.

     The purposes of the Plan are to (i) align the interests of the Company's stockholders and recipients of awards under the Plan, (ii) attract and retain directors, officers and other key employees and (iii) motivate such persons to act in the long-term best interests of the Company's stockholders. Under the Plan, the Company may grant (a) stock options and stock appreciation rights ("SARs"), (b) stock awards, consisting of restricted stock, restricted stock units, performance shares and performance share units and (c) performance unit awards. Officers and other key employees of the Company (approximately 70 persons) and non-employee directors (6 persons) will be eligible to participate in the Plan.

On December 17, 2004, the closing sale price per share of Common Stock on the New York Stock Exchange ("NYSE") was $45.19.

     Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the Plan.

DESCRIPTION OF THE PLAN

     The following is a summary of the Plan, which is qualified in its entirety by reference to the complete text of the Plan, which is attached as Exhibit B to this Proxy Statement and incorporated herein by reference.

     ADMINISTRATION. The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"), which will have the authority to select persons who will receive awards and determine all of the terms and conditions of each award. The Committee will have authority to prescribe rules and regulations for administering the Plan and to decide questions of interpretation or application of any provision of the Plan. The Committee may, subject to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations thereunder, take action such that outstanding options and SARS will become exercisable and outstanding stock awards and performance unit awards will vest. Except with respect to grants to executive officers of the Company and persons whose compensation is likely to be subject to the $1 million deduction limit under Section 162(m) of the Code, the Committee may, subject to applicable law, delegate some or all of its authority to administer the Plan to the Chief Executive Officer or other executive officer of the Company.

     AVAILABLE SHARES. Under the Plan, 500,000 shares of Common Stock are available for awards, subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change or event. As of December 17, 2004, 53,082 shares of Common Stock remained available for awards to employees under the Landauer, Inc. 1996 Equity Plan, as Amended and Restated through November 8, 2001, and 50,660 shares of Common Stock remained available for the grant of stock options to directors under the Landauer, Inc. Amended and Restated 1997 Non-Employee Directors Stock Option Plan (the "Directors Plan"). If the Plan is approved by stockholders, the Directors Plan will be terminated and no further options will be granted to directors under that plan.

     The number of shares available under the Plan will be reduced by the number of shares of Common Stock which become subject to outstanding options, free-standing SARs and stock awards and delivered upon the settlement of performance units. To the extent that shares of Common Stock subject to an outstanding option (other than in connection with the exercise of a tandem SAR), free-standing SAR or stock award are not issued by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery of shares to pay the exercise price of an award or the delivery or withholding of shares to satisfy the tax withholding obligations or other taxes relating to an award, then such shares shall again be available under the Plan.

     LIMITS ON GRANTS. To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares with respect to which options or SARs or a combination thereof may be granted during any fiscal year to any person will be 75,000, subject to adjustment as described above, (ii) the maximum number of shares with respect to which stock awards subject to performance measures may be granted during any fiscal year to any person will be 50,000, subject to adjustment as described above, and (iii) the maximum amount that may be payable with respect to performance units granted during any fiscal year to any person will be $1,000,000.

     NO REPRICING. Except in connection with an adjustment relating to a change in the Company's capital structure as described above, the Committee may not, without stockholder approval, amend or replace any previously granted option or SAR in a transaction that constitutes a repricing under the rules of the NYSE.

     STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. The Committee may grant to eligible participants options to purchase shares of Common Stock which are either non-qualified stock options or incentive stock options within the meaning of Section 422 of the Code. The Committee also may grant stock appreciation rights either independently of, or in tandem with, stock options. The exercise of an SAR entitles the holder to receive shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR. The Committee will determine the terms of each option and SAR, including the number and exercise price or base price of the shares subject to the option or SAR, the term of the option or SAR and the conditions to the exercisability of the option or SAR. Upon exercise of an option, the purchase price must be paid (i) in cash, (ii) by delivery of certain previously-acquired shares of Common Stock, (iii) except as may be prohibited by applicable law, by delivery of an irrevocable notice of exercise to a broker-dealer acceptable to the Company or (iv) by a combination of cash and delivery of certain previously-acquired shares.

     The exercise price of an option and the base price of an SAR will not be less than 100% of the fair market value of the Common Stock on the date of grant, provided that the base price of an SAR granted in tandem with an option will be the exercise price of the related option.

     No incentive stock option will be exercisable more than ten years after its date of grant, provided that if the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company, the option will be exercisable for no more than five years after its date of grant and the option exercise price will be the price required by the Code, currently 110% of the fair market value of the Common Stock on its date of grant. To the extent that the aggregate fair market value of Common Stock with respect to which an incentive stock option is exercisable for the first time by an individual during a calendar year exceeds the amount established by the Code, currently $100,000, such option will be treated as a non-qualified stock option.

     In the event of termination of employment by reason of retirement (except in the case of an incentive stock option) on or after age 65 (or prior to age 65 with the consent of the Committee) or by reason of death or disability, each option and SAR will become fully exercisable for one year (subject to extension in the case of death) after the date of such termination (or such other period, or shorter period in the case of an incentive stock option, as determined by the Committee), but in no event after the expiration of such option or SAR. In the event of termination of employment for cause, each option or SAR shall terminate on the date of such termination of employment. In the event of termination of employment for any other reason (including retirement in the case of an incentive stock option), each option and SAR will be exercisable to the extent exercisable on the date of such termination of employment for a period of three months after such termination of employment (or, in the case of a nonqualified stock option, such other period as determined by the Committee), but in no event after the expiration of such option or SAR. If a holder dies during the specified periods following termination of employment for any reason other than cause, each stock option or SAR will be exercisable to the extent that such option or SAR was exercisable on the date of the holder's death, and may thereafter be exercised for one year (or such other period as determined by the Committee) from the date of death, but in no event after the expiration of such option or SAR.

     STOCK AWARDS AND PERFORMANCE UNIT AWARDS. The Plan provides for the grant of stock awards in the form of restricted stock awards, restricted stock unit awards, performance share awards and performance share unit awards. Restricted stock awards consist of shares, and restricted stock units consist of rights, in each case the vesting of which is subject to a restriction period determined by the Committee and may be subject to other terms and conditions, including the attainment of performance measures within a specified performance period. Restricted stock unit awards entitle the holder thereof to receive, upon vesting, shares or cash, or a combination thereof. Performance share awards consist of shares and performance share unit awards consist of rights, in each case the vesting of which is subject to the attainment of performance measures within a specified performance period determined by the Committee and which may be subject to other terms and conditions. Performance share unit awards entitle the holder thereof to receive, upon vesting, shares (which may be restricted stock) or cash, or a combination thereof.

     The holder of restricted stock or performance shares will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares subject to the award. Prior to the settlement of a restricted stock unit award or a performance share unit award, the holder of the award will have no rights as a stockholder with respect to the shares of Common Stock subject to the award.

     In addition to stock-based awards, the Plan provides for the grant of performance unit awards, which consist of rights, not denominated in shares, that entitle the recipients to receive, upon vesting, shares or cash, or a combination thereof, based upon the achievement of performance measures.

     Unless otherwise specified in the agreement relating to a stock award or a performance unit award or in an employment agreement or severance plan or agreement having terms relating to such award, if the employment of the holder of the award terminates for cause, the portion of such award which is unvested as of such termination will be forfeited, and if the employment of the holder of such award terminates for any other reason (i) in the case of a restricted stock award or restricted stock unit award, the portion of the award which is unvested as of such termination will be forfeited, (ii) in the case of a stock award subject to performance measures or a performance unit award, the performance period applicable to the award will terminate as of such termination of employment and all performance measures applicable to the award will be deemed to have been satisfied at the target level with respect to the number of shares subject to the award in the case of a stock award, and the number of performance units subject to the award in the case of a performance unit award, in each case multiplied by a fraction, the numerator of which is the actual performance attained as of such termination of employment and the denominator of which is the target level of performance.

     PERFORMANCE MEASURES. The vesting of performance share awards, performance share unit awards and performance units will be subject to the satisfaction of performance measures. The vesting of restricted stock awards or restricted stock unit awards and the exercisability of stock options or SARs also may, in the discretion of the Committee, be subject to the satisfaction of performance measures. Performance measures include one or more of: Common Stock value, earnings per share, return on equity, earnings or net income of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing, as determined by the Committee.

     GRANTS OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS TO DIRECTORS.
On the date of the 2005 annual meeting of stockholders (or, if later, on the date on which a person is first elected or begins to serve as a non-employee director of the Company other than by reason of termination of employment), and, thereafter, on the date of each annual meeting of stockholders of the Company, each person who is a non-employee director of the Company immediately after such annual meeting of stockholders will be granted such number of shares of restricted stock or such number of restricted stock units as shall be determined by the Committee (which number will be pro-rated if such non-employee director is first elected or begins to serve as a non-employee director on a date other than the date of an annual meeting of stockholders). Such restricted stock will vest, or such restricted stock units will vest and will be payable in shares of Common Stock, on the earlier of the date which is three years after the date of grant and the date of the third annual meeting of stockholders following the date of grant. A director may elect to defer all or any portion of such restricted stock or restricted stock units. Directors will have the right to vote and receive dividends with respect to shares of restricted stock. Restricted stock units will accrue dividend equivalents that will be reinvested in the form of additional restricted stock units and become payable at the same time as the restricted stock units upon which they have accrued.

     NON-TRANSFERABILITY. Unless otherwise specified in the agreement relating to an award, no award granted under the Plan will be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company.

     CHANGE IN CONTROL. In the event of (i) certain acquisitions of 30% or more of the then outstanding shares of Common Stock, (ii) a change in the Board of Directors resulting in the incumbent directors ceasing to constitute at least a majority of the Board of Directors, (iii) the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all of the assets of the Company (unless, among other conditions, the Company's stockholders receive more than 60% of the stock of the resulting company) or (iv) the consummation of a liquidation or dissolution of the Company, all outstanding awards will be surrendered to the Company in exchange for a cash payment except, in the case of a merger or similar transaction in which the stockholders receive publicly traded common stock, all outstanding options and SARs immediately will become exercisable in full, all other awards immediately will vest, and each option, SAR and other award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

     EFFECTIVE DATE, TERMINATION AND AMENDMENT. If approved by stockholders at the 2005 annual meeting, the Plan will become effective as of the date of the annual meeting and will terminate 10 years after its effective date, unless terminated earlier by the Board of Directors. The Board of Directors may amend the Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the NYSE.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the Plan. This summary is based on the U.S. federal income tax laws as in effect on December 31, 2004 and does not consider the potential impact of the American Jobs Creation Act of 2004 on the tax treatment of awards under the Plan.

     STOCK OPTIONS. A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred to the participant, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within the above-described period, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (i) the amount realized upon such disposition and (ii) the fair market value of such shares on the date of exercise over the exercise price, and the Company generally will be entitled to a corresponding deduction.

     SARs. A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at such time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.

     RESTRICTED STOCK AND PERFORMANCE SHARES. A participant will not recognize taxable income at the time restricted stock or performance shares are granted and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at such time.
If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock or performance shares for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

     RESTRICTED STOCK UNITS, PERFORMANCE SHARE UNITS AND PERFORMANCE
UNITS. A participant will not recognize taxable income at the time restricted stock units, performance share units or performance units are granted and the Company will not be entitled to a tax deduction at such time. Upon the settlement of these awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) apply.

     The approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented at the annual meeting, in person or by proxy, and entitled to vote thereon.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE LANDAUER, INC. 2005 LONG-TERM INCENTIVE PLAN.


STOCKHOLDER PROPOSALS

     Proposals intended to be presented by security holders at the annual meeting of stockholders scheduled for February 1, 2006, must be received by Landauer in order to be considered for inclusion in Landauer's proxy statement and form of proxy relating to that meeting not later than September 5, 2005. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations of the Securities and Exchange Commission. In addition, under Landauer's by-laws, nominations for directorships and stockholder proposals to be acted on at the 2005 annual meeting may be made only pursuant to written notice received at Landauer's principal office on or after November 18, 2005 and on or before December 12, 2005.

     Landauer's by-laws provide that notice of a stockholder nomination for director must set forth, as to each person whom the stockholder proposes to nominate for election or re-election as director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the corporation that are beneficially owned by the person and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Schedule 14A under the Securities Exchange Act of 1934. Such notice must also set forth, as to the stockholder making the nomination, (i) the name and record address of such stockholder and (ii) the class and number of shares of capital stock of the corporation that are beneficially owned by such stockholder. If the chairman of the stockholder meeting determines that a stockholder nomination was not made in accordance with the procedure set forth in the bylaws, he shall so declare to the meeting and the defective nomination shall be disregarded.

     Nominations for director and stockholder proposals should be directed to James M. O'Connell, Secretary, Landauer, Inc., 2 Science Road, Glenwood, Illinois 60425-1586.

         SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Landauer's officers and directors and persons who beneficially own more than ten percent of Landauer's Common Stock ("Reporting Persons") to file reports of beneficial ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Reporting Persons are required by SEC regulation to furnish Landauer with copies of all Section 16(a) reports they file and Landauer is required to post such reports on its website, http://www.landuaerinc.com.

     Based solely on a review of the Form 3, 4 and 5 filings received from, or filed by Landauer on behalf of, Reporting Persons since the beginning of fiscal year 2004, Landauer is not aware of any failure to file on a timely basis any Form 3, 4 or 5 during fiscal year 2004 except one report on Form 4 for each of the non-employee directors to report the grant of stock options on February 5, 2004, one report on Form 4 for M. Christine Jacobs to report the purchase of shares on December 8, 2003, and one report on Form 4 for R. Craig Yoder to report the exercise of stock options on February 23, 2004. In each case the required forms were not filed on a timely basis but have since been filed.


                             MISCELLANEOUS

     Landauer's 2004 Annual Report to Stockholders (which includes a copy of Landauer's Annual Report on Form 10-K for the fiscal year ended September 30, 2004) accompanies this proxy statement.

     The Board of Directors does not know of any business that will come before the meeting except the matters described in the notice. If other business is properly presented for consideration at the meeting, it is intended that the proxies will be voted by the persons named therein in accordance with their judgment on such matters.

     In the event that a quorum is not present when the meeting is convened, it is intended that the proxies will be voted in favor of adjourning the meeting from time to time until a quorum is obtained.


                                  James M. O'Connell
                                  Vice President, Treasurer, Secretary
                                  and Chief Financial Officer


January 3, 2005

EXHIBIT A



                            LANDAUER, INC.
                    CHARTER OF THE AUDIT COMMITTEE
                       OF THE BOARD OF DIRECTORS

PURPOSE

The primary purpose of the Audit Committee is to assist the Board of Directors (the "Board") of Landauer, Inc. (the "Company") in fulfilling its oversight responsibilities with respect to the integrity of the Company's financial statements, related disclosures and other financial information. In this regard, the Audit Committee is to:

1. Serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems.

2. Serve, as the ultimate authority to which the independent auditor (the "Independent Auditor") and the internal auditing function ("Internal Audit") are accountable.

3. Have the ultimate authority and responsibility for the appointment, compensation, retention, oversight and evaluation of the independence of the Independent Auditor.

4. Assist the Board in oversight of the Company's compliance with legal and regulatory requirements.

5. Review the audit efforts and performance of the Independent Auditor and Internal Audit.

6. Prepare and review the report to shareholders to be included in the Company's annual proxy statement in the form prescribed Securities and Exchange Commission rules and regulations.

7. Provide an open avenue of communication among the Independent Auditor, financial and senior management, Internal Audit, and the Board.


COMPOSITION, EXPERTISE AND SCHEDULE

1. Members of the Audit Committee and its Chair shall meet the independence, financial literacy and experience requirements as may be determined from time to time by the New York Stock Exchange and other market(s), if any, on which the securities of the Company or any of its subsidiaries are traded. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee will be made by the Board.

2. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board, and shall serve until the earlier of their resignation, death or removal, or until their successors shall have been duly elected and qualified.

3. The Audit Committee shall be composed of at least three, but not more than five, members and shall meet as required by the duties enumerated in this Charter, but no fewer than four times per year.

4. At least one member of the Audit Committee shall qualify as an Audit Committee financial expert as defined by the Securities and Exchange Commission and determined by the Board.

DUTIES AND RESPONSIBILITIES

The Audit Committee shall:

1. Review the adequacy of this Charter at least annually and at such other intervals as the Audit Committee or the Board determines.

2. Review and discuss with management and the Independent Auditor the annual audited and quarterly financial statements including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations." During such annual and quarterly reviews, or at such other times as the Audit Committee deems appropriate, discuss earnings press releases and other written and verbal financial communications with the investment community or rating agencies including earnings guidance information.

3. Review reports to management prepared by the Independent Auditor or Internal Audit and any responses to the same by management.

4. Have the sole authority to (i) retain and terminate the Independent Auditor to audit the books, records and accounts of the Company; (ii) approve the engagement terms, fees and other compensation of the Independent Auditor; (iii) approve any significant non-audit engagements with the Independent Auditor; and (iv) nominate the Independent Auditor to be proposed for shareholder approval in any proxy statement.

5. Review and discuss with the Independent Auditor, at least annually, all significant relationships which the firm and its affiliates have with the Company and its affiliates in order to determine the auditor's independence, including: (i) requesting, receiving and reviewing, at least annually, a formal written statement of the Independent Auditor delineating all relationships between the Independent Auditor and the Company and (ii) discussing with the Independent Auditor any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor.

6. Obtain and review a report by the Independent Auditor, at least annually, that (i) describes the firm's internal quality control procedures; (ii) discusses any material issues raised in the firm's most recent internal quality-control or peer review; and (iii) describes any inquiry or investigation by governmental or professional authorities that during the preceding five years involved one or more independent audits carried out by the firm, and the steps taken by the firm, if any, to deal with the relevant issues.

7. Meet separately, at least quarterly, with management, with the Independent Auditors and with those responsible for Internal Audit. Such discussions should focus on (i) financial reporting processes and audit controls, both internal and external, based on consultation with the Independent Auditor and Internal Audit;(ii) the Independent Auditor's judgment about the quality and appropriateness of accounting principles as applied in financial reporting; (iii) significant changes to auditing and accounting principles and practices (including alternative applications thereof) as may be suggested by the Independent Auditor, management or Internal Audit;
     (iv) reports to the Audit Committee by each of management, the Independent Auditor and Internal Audit regarding any significant judgments made in management's preparation of financial statements and the view of each as to the appropriateness of such judgments;
     (v) a review with each of management, the Independent Auditor and Internal Audit any significant difficulties encountered during the course of each audit; (vi) a review of any significant disagreement between management and the Independent Auditor or Internal Audit in connection with the preparation of the financial statements; and
     (vii) a review with the Independent Auditor, Internal Audit and management the extent to which changes or improvements in financial or accounting practices and internal controls, as approved by the Audit Committee, have been implemented.

8. Discuss with management the Company's significant risk exposures and policies regarding the assessment and management of risk. Determine that management has implemented adequate measures to respond to such exposures and guidelines to monitor and control these risks.

9. Establish hiring policies for employees or former employees of the Independent Auditors to ensure independence.

10. Review and evaluate the lead partner of the independent accountants' team. Evaluate the qualification, performance and independence of the independent accountants including considering whether the accountants' quality controls are adequate and the provision of permitted non audit services are compatible with maintaining the accountants' independence taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent accountants to the Board. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit team responsible for reviewing the audit as required by law.

11. Keep a written record of the acts and proceedings of the Audit Committee and report thereon to the Board periodically or whenever requested to do so.

12. Review, with the Company's independent legal counsel, accounting or other advisors any legal, tax compliance or other matters that could have a significant impact on the organization's financial statements. In this regard the Audit Committee shall have the sole authority to retain such advisors to fulfill its duties.

13. The Company shall provide for appropriate funds as determined by the Committee, for payment of compensation to the independent accountants for the purpose of rendering or issuing their report and to any advisors employed by the Committee.

14. Review and assess the Company's processes for administering its code of ethical conduct.

15. Review procedures for the receipt, retention and treatment of complaints received by the Company regarding internal accounting control or auditing matters, and the confidential, anonymous submission by employees of communications regarding questionable accounting or auditing matters. Discuss with management and the independent accountants correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

16. Conduct an evaluation of its performance annually and provide a report of the conclusions of the evaluation to the Board.

17. Perform such other activities, consistent with this Charter, the Company's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

While the Audit Committee has the responsibilities and powers set forth in this Charter, the role of the Audit Committee is oversight. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditor.

EXHIBIT B



                            LANDAUER, INC.
                     2005 LONG-TERM INCENTIVE PLAN

I.   INTRODUCTION

     1.1 PURPOSES. The purposes of the Landauer, Inc. 2005 Long-Term Incentive Plan (this "Plan") are (i) to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success, (ii) to advance the interests of the Company by attracting and retaining directors, officers and other employees and (iii) to motivate such persons to act in the long-term best interests of the Company's stockholders. For purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary.

     1.2   CERTAIN DEFINITIONS.

     "Agreement" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

     "Board" shall mean the Board of Directors of the Company.

     "Cause" shall mean any willful act of dishonesty, conviction of a felony, significant activities harmful to the reputation or business of the Company, refusal to perform or substantial disregard of duties properly assigned or significant violation of any statutory or common law duty of loyalty to the Company, in each case as determined by not less than two-thirds of the members of the Board.

     "Change in Control" shall have the meaning set forth in Section
 6.8(b).

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Committee" shall mean the Committee designated by the Board, consisting of three or more members of the Board, each of whom shall be (i) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code and (iii) "independent" within the meaning of the rules of the New York Stock Exchange or, if the Common Stock is not listed on the New York Stock Exchange, within the meaning of the rules of the principal national stock exchange on which the Common Stock is then traded.

     "Common Stock" shall mean the common stock, par value $.10 per share, of the Company.

     "Company" shall mean Landauer, Inc., a Delaware corporation, or any successor thereto.

     "Disability" shall mean the inability of the holder of an award to perform the essential functions such holder's position, with or without reasonable accommodation, for a continuous period of at least six months, as determined solely by the Committee.

     "Employment Termination Date" shall mean, in the case of the termination by the Company of an employee's employment, the date specified in the Company's written notice to such employee of such employee's termination of employment or, if no date is specified in such notice, the date that the Company notifies such employee in writing of such termination of employment and, in the case of the termination by an employee of employment with the Company, the date specified in such employee's written notice to the Company of such employee's termination of employment or, if no date is specified in such notice, the date on which the Company shall first receive written notification from such employee of such termination of employment.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Common Stock as reported on the New York Stock Exchange on the date as of which such value is being determined or, if the Common Stock is not listed on the New York Stock Exchange, the average of the high and low transaction prices of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; PROVIDED, HOWEVER, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

     "Free-Standing SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

     "Incentive Stock Option" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

     "Incumbent Board" shall have the meaning set forth in Section
6.8(b)(2).

     "Non-Employee Director" shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

     "Non-Statutory Stock Option" shall mean a stock option which is not an Incentive Stock Option.

     "Outstanding Common Stock" shall have the meaning set forth in
Section 6.8(b)(1).

     "Outstanding Voting Securities" shall have the meaning set forth in
Section 6.8(b)(1).

     "Performance Measures" shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the holder's receipt, in the case of a Restricted Stock Award or a Performance Share Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award or a Performance Share Unit Award, of the shares of Common Stock subject to such award or of payment with respect to such award. To the extent necessary for an award to be qualified performance-based compensation under
Section 162(m) of the Code and the regulations thereunder, such criteria and objectives shall include one or more of the following: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time, earnings per share, return on equity, earnings or net income of the Company, revenues, market share, cash flows or cost reduction goals, or any combination of the foregoing. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

     "Performance Option" shall mean an Incentive Stock Option or
Non-Statutory Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

     "Performance Period" shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

     "Performance Share" shall mean a share of Common Stock, the vesting of which is subject to the attainment of specified Performance Measures within a specified Performance Period.

     "Performance Share Award" shall mean an award of Performance Shares under this Plan.

     "Performance Share Unit" shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

     "Performance Share Unit Award" shall mean an award of Performance Share Units under this Plan.

     "Performance Unit" shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, a specified cash amount or, in lieu thereof, shares of Common Stock having a Fair Market Value equal to such cash amount.

     "Performance Unit Award" shall mean an award of Performance Units under this Plan.

     "Permanent and Total Disability" shall have the meaning set forth in
Section 22(e)(3) of the Code or any successor thereto.

     "Restricted Stock" shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

     "Restricted Stock Award" shall mean an award of Restricted Stock under this Plan.

     "Restricted Stock Unit" shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

     "Restricted Stock Unit Award" shall mean an award of Restricted Stock Units under this Plan.

     "Restriction Period" shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

     "SAR" shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.

     "Stock Award" shall mean a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Share Award or a Performance Share Unit Award.

     "Subsidiary" shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

     "Tandem SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Statutory Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock), cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

     "Tax Date" shall have the meaning set forth in Section 6.5.

     "Ten Percent Holder" shall have the meaning set forth in Section
2.1(a).

     1.3 ADMINISTRATION. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Statutory Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Share Units and (iv) Performance Units. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, the number of Performance Share Units and the number of Performance Units subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, subject to the requirements of
Section 162(m) of the Code and regulations thereunder in the case of an award intended to be qualified performance-based compensation, take action such that (i) any or all outstanding options and SARS shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Performance Shares, Performance Share Units or Performance Units shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

     The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; PROVIDED, HOWEVER, that (i) the Committee may not delegate its power and authority to the Board or the Chief Executive Officer or other executive officer of the Company with regard to the grant of an award to any person who is a "covered employee" within the meaning of

Section 162(m) of the Code or who, in the Committee's judgment, is likely to be a covered employee at the time during the period an award hereunder to such employee would be outstanding and (ii) the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

     No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.

     A majority of the Committee shall constitute a quorum. Except as otherwise required in the definition of the term "Cause" in Section 1.2, the acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.

     1.4 ELIGIBILITY. Participants in this Plan shall consist of such officers, other employees and nonemployee directors, and persons expected to become officers, other employees and nonemployee directors, of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.

     1.5 SHARES AVAILABLE. Subject to adjustment as provided in Section 6.7, 500,000 shares of Common Stock shall be available under this Plan, reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Stock Awards and delivered upon the settlement of Performance Units. To the extent that shares of Common Stock subject to an outstanding option (other than in connection with the exercise of a Tandem SAR), Free-Standing SAR or Stock Award are not issued or delivered by reason of the expiration, termination, cancellation or forfeiture of such award or by reason of the delivery of shares of Common Stock to pay all or a portion of the exercise price of an award, if any, or the delivery or withholding of shares to satisfy all or a portion of the tax withholding obligations and other taxes referred to in Section 6.5 relating to an award, then such shares of Common Stock shall again be available under this Plan.

     Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

     To the extent necessary for an award to be qualified performance-based compensation under Section 162(m) of the Code and the regulations thereunder (i) the maximum number of shares of Common Stock with respect to which options or SARs or a combination thereof may be granted during any fiscal year of the Company to any person shall be 75,000, subject to adjustment as provided in Section 6.7; (ii) the maximum number of shares of Common Stock with respect to which Stock Awards subject to Performance Measures may be granted during any fiscal year of the Company to any person shall be 50,000, subject to adjustment as provided in Section 6.7, and
(iii) the maximum amount that may be payable with respect to Performance Units granted during any fiscal year of the Company to any person shall be $1,000,000.

II.  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     2.1 STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Statutory Stock Option. Each Incentive Stock Option shall be granted within ten years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Statutory Stock Options.

     Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) NUMBER OF SHARES AND PURCHASE PRICE. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; PROVIDED, HOWEVER, that the purchase price per share of Common Stock purchasable upon exercise of a Non-Statutory Stock Option or an Incentive Stock Option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a "Ten Percent Holder"), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

     (b) OPTION PERIOD AND EXERCISABILITY. The period during which an option may be exercised shall be determined by the Committee; PROVIDED, HOWEVER, that no option shall be exercised later than 10 years after its date of grant; PROVIDED FURTHER, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

     (c) METHOD OF EXERCISE. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company's satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title, free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (D) a combination of (A) and (B), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 6.5, have been paid (or arrangement made for such payment to the Company's satisfaction).

     2.2 STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

     SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

     (a) NUMBER OF SARS AND BASE PRICE. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; PROVIDED, HOWEVER, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

     (b) EXERCISE PERIOD AND EXERCISABILITY. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; PROVIDED, HOWEVER, that no SAR may be exercised later than 10 years after its date of grant; PROVIDED FURTHER, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

     (c) METHOD OF EXERCISE. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

     2.3   TERMINATION OF EMPLOYMENT.

     (a) DISABILITY. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of Disability, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after such holder's Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

     (b) RETIREMENT. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee) each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after such holder's Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

     (c) DEATH. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates by reason of death, each option and SAR held by such holder shall be fully exercisable and may thereafter be exercised by such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or SAR) after the date of death and (ii) the expiration date of the term of such option or SAR; PROVIDED, HOWEVER, that, in the event that the date of death is less than six months prior to such expiration date, such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option or SAR (except that, in the event that such option is an Incentive Stock Option, such period of exercise shall not under any circumstance extend beyond the tenth anniversary of the date of grant of such Incentive Stock Option).

     (d) OTHER TERMINATION. If the employment with the Company of the holder of an option or SAR is terminated by the Company for Cause, each option and SAR held by such holder shall terminate automatically on such holder's Employment Termination Date.

     Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR or in an employment agreement or severance plan or agreement having terms relating to an option or SAR, as the case may be, if the employment with the Company of the holder of an option or SAR terminates for any reason other than Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee), death or Cause, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR is exercisable on such holder's Employment Termination Date and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months (or such other period as set forth in the Agreement relating to such option or SAR) after such holder's Employment Termination Date and (ii) the expiration date of the term of such option or SAR.

     (e) DEATH FOLLOWING TERMINATION OF EMPLOYMENT. Subject to paragraph (f) below and unless otherwise specified in the Agreement relating to an option or SAR, as the case may be, if the holder of an option or SAR dies during the period set forth in Section 2.3(a) following termination of employment by reason of Disability, or if the holder of an option or SAR dies during the period set forth in Section 2.3(b) following termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), or if the holder of an option or SAR dies during the period set forth in Section 2.3(d) following termination of employment for any reason other than Disability or retirement on or after age 65 (or prior to age 65 with the consent of the Committee) (or, in each case, such other period as set forth in the Agreement relating to such option or SAR), each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, is exercisable on the date of such holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, until and including the earlier to occur of (i) the date which is one year (or such other period as set forth in the Agreement relating to such option or
SAR) after the date of death and (ii) the expiration date of the term of such option or SAR; PROVIDED, HOWEVER, that, in the event that the date of death is less than six months prior to such expiration date, such holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, shall have not less than six months from the date of death to so exercise such option or SAR (except that, in the event that such option is an Incentive Stock Option, such period of exercise shall not under any circumstance extend beyond the tenth anniversary of the date of grant of such Incentive Stock Option).

     (f) TERMINATION OF EMPLOYMENT - INCENTIVE STOCK OPTIONS. Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of Permanent and Total Disability, each Incentive Stock Option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee (or such optionee's legal representative or similar person) until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after such optionee's Employment Termination Date by reason of Permanent and Total Disability and (ii) the expiration date of the term of such option.

     Unless otherwise specified in the Agreement relating to the option, if the employment with the Company of a holder of an Incentive Stock Option terminates by reason of death, each Incentive Stock Option held by such optionee shall become fully exercisable and may thereafter be exercised by such optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     If the employment with the Company of the optionee of an Incentive Stock Option is terminated by the Company for Cause, each Incentive Stock Option held by such optionee shall terminate automatically on the effective date of such optionee's termination of employment. If the employment with the Company of a holder of an Incentive Stock Option terminates for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the effective date of such optionee's termination of employment and may thereafter be exercised by such holder (or such holder's legal representative or similar person) until and including the earlier to occur of (i) the date which is three months after such optionee's Employment Termination Date and (ii) the expiration date of the term of such option.

     If the holder of an Incentive Stock Option dies during the period set forth in the first paragraph of this Section 2.3(f) following termination of employment by reason of Permanent and Total Disability (or such shorter period as set forth in the Agreement relating to such option), or if the holder of an Incentive Stock Option dies during the period set forth in the third paragraph of this Section 2.3(f) following termination of employment for any reason other than Permanent and Total Disability, death or Cause, each Incentive Stock Option held by such optionee shall be exercisable only to the extent such option is exercisable on the date of the optionee's death and may thereafter be exercised by the optionee's executor, administrator, legal representative, beneficiary or similar person until and including the earlier to occur of (i) the date which is one year (or such shorter period as set forth in the Agreement relating to such option) after the date of death and (ii) the expiration date of the term of such option.

     2.4 NO REPRICING. Notwithstanding anything in this Plan to the contrary and subject to Section 6.7, without the approval of the stockholders of the Company the Committee will not amend or replace any previously granted option or SAR in a transaction that constitutes a "repricing," as such term is used in Section 303A.08 of the Listed Company Manual of the New York Stock Exchange.

III. STOCK AWARDS

     3.1 STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Share Award or a Performance Share Unit Award.

     3.2 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

     (b) VESTING AND FORFEITURE. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

     (c) STOCK CERTIFICATES. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

     (d) RIGHTS WITH RESPECT TO RESTRICTED STOCK AWARDS. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; PROVIDED, HOWEVER, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

     3.3 TERMS OF RESTRICTED STOCK UNIT AWARDS. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

     (b) VESTING AND FORFEITURE. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

     (c) SETTLEMENT OF VESTED RESTRICTED STOCK UNIT AWARDS. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

     3.4 TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall be subject to such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Performance Share Award and the Performance Measures and Performance Period applicable to a Performance Share Award shall be determined by the Committee.

     (b)   VESTING AND FORFEITURE.  The Agreement relating to a
Performance Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of the shares of Common Stock subject to such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

     (c) STOCK CERTIFICATES. During the Performance Period, a certificate or certificates representing a Performance Share Award shall be registered in the holder's name and may bear a legend, in addition to any legend which may be required pursuant to Section 6.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Performance Share Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Performance Share Award in the event such award is forfeited in whole or in part. Upon the satisfaction or attainment of applicable Performance Measures, subject to the Company's right to require payment of any taxes in accordance with Section 6.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

     (d) RIGHTS WITH RESPECT TO PERFORMANCE SHARE AWARDS. Unless otherwise set forth in the Agreement relating to a Performance Share Award, and subject to the terms and conditions of a Performance Share Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; PROVIDED, HOWEVER, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

     3.5 TERMS OF PERFORMANCE SHARE UNIT AWARDS. Performance Share Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Performance Share Unit Award and the Performance Measures and Performance Period applicable to a Performance Share Unit Award shall be determined by the Committee.

     (b)   VESTING AND FORFEITURE.  The Agreement relating to a
Performance Share Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Share Unit Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of the shares of Common Stock subject to such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

     (c) SETTLEMENT OF VESTED PERFORMANCE SHARE UNIT AWARDS. The Agreement relating to a Performance Share Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Prior to the settlement of a Performance Share Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

     3.6   TERMINATION OF EMPLOYMENT.

     (a) DISABILITY, RETIREMENT, DEATH OR OTHER TERMINATION. Unless otherwise specified in the Agreement relating to a Stock Award or in an employment agreement or severance plan or agreement having terms relating to a Stock Award, if the employment with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee), death or any other reason, except termination for Cause (i) the portion of the Restricted Stock Award or Restricted Stock Unit Award which is unvested as of such holder's Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company, and (ii) the Performance Period applicable to such award shall terminate as of such holder's Employment Termination Date and all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level with respect to the number of shares of Common Stock subject to such award multiplied by a fraction, the numerator of which is the actual performance attained as of such holder's Employment Termination Date and the denominator of which is the target level of performance.

     (b) TERMINATION FOR CAUSE. Unless otherwise set forth in the Agreement relating to a Stock Award or in an employment agreement or severance plan or agreement having terms relating to a Stock Award, if the employment with the Company of the holder of a Stock Award terminates for Cause, the portion of the Stock Award which is unvested as of such holder's Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.

IV.  PERFORMANCE UNIT AWARDS

     4.1 PERFORMANCE UNIT AWARDS. The Committee may, in its discretion, grant Performance Unit Awards to such eligible persons as may be selected by the Committee.

     4.2 TERMS OF PERFORMANCE UNIT AWARDS. Performance Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

     (a) NUMBER OF PERFORMANCE UNITS AND PERFORMANCE MEASURES. The number of Performance Units subject to a Performance Unit Award and the Performance Measures and Performance Period applicable to a Performance Unit Award shall be determined by the Committee.

     (b)   VESTING AND FORFEITURE.  The Agreement relating to a
Performance Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Unit Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

     (c) SETTLEMENT OF VESTED PERFORMANCE UNIT AWARDS. The Agreement relating to a Performance Unit Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Unit Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the settlement of a Performance Unit Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

     4.3   TERMINATION OF EMPLOYMENT.

     (a) DISABILITY, RETIREMENT, DEATH OR OTHER TERMINATION. Unless otherwise set forth in the Agreement relating to a Performance Unit Award or in an employment agreement or severance plan or agreement having terms relating to a Performance Unit Award, if the employment with the Company of the holder of such award terminates by reason of Disability, retirement on or after age 65 (or prior to age 65 with the consent of the Committee), death or any other reason, except termination for Cause, the Performance Period applicable to such award shall terminate as of such holder's Employment Termination Date and all Performance Measures applicable to such award shall be deemed to have been satisfied at the target level with respect to the number of Performance Units subject to such award multiplied by a fraction, the numerator of which is the actual performance attained as of such holder's Employment Termination Date and the denominator of which is the target level of performance.

     (b) TERMINATION FOR CAUSE. Unless otherwise set forth in the Agreement relating to a Performance Unit Award or in an employment agreement or severance plan or agreement having terms relating to a Performance Unit Award, if the employment with the Company of the holder of a Performance Unit Award terminates for Cause, the portion of the Performance Unit Award which is unvested as of such holder's Employment Termination Date shall be forfeited and such portion shall be cancelled by the Company.

V.   PROVISIONS RELATING TO NON-EMPLOYEE DIRECTORS

     5.1 ELIGIBILITY. Each Non-Employee Director shall be granted Restricted Stock Awards or Restricted Stock Unit Awards in accordance with this Article V.

     5.2 GRANTS OF RESTRICTED STOCK OR RESTRICTED STOCK UNITS. Each Non-Employee Director shall be granted Restricted Stock Awards or
Restricted Stock Unit Awards as follows:

     (a) TIME OF GRANT. On the date of the 2005 annual meeting of stockholders of the Company (or, if later, on the date on which a person is first elected or begins to serve as a Non-Employee Director other than by reason of termination of employment), and, thereafter, on the date of each annual meeting of stockholders of the Company, each person who is a Non-Employee Director immediately after such annual meeting of stockholders shall be granted such number of shares of Restricted Stock or such number of Restricted Stock Units as shall be determined by the Committee, in its discretion (which number shall be pro-rated if such Non-Employee Director is first elected or begins to serve as a Non-Employee Director on a date other than the date of an annual meeting of stockholders).

     (b)   VESTING.  Except as otherwise provided in this Article V and in
Section 6.8, Restricted Stock and Restricted Stock Units granted pursuant to this Article V shall vest in full on the earlier of (i) the date that is three years after the date of grant and (ii) the date of the third annual meeting of stockholders of the Company following the date of grant.

     (c) DEFERRAL. A Non-Employee Director may elect to defer receipt of all or any portion of the shares of Restricted Stock or payment of all or any portion of the Restricted Stock Units that are granted pursuant to this Article V. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.

     5.3 TERMS OF RESTRICTED STOCK AWARDS. Restricted Stock Awards shall be subject to the following additional terms and conditions:

     (a) STOCK CERTIFICATES. Stock certificates representing shares of Restricted Stock granted pursuant to this Article V shall be subject to the terms and conditions set forth in Section 3.2(c).

     (b) RIGHTS WITH RESPECT TO RESTRICTED STOCK AWARDS. The holder of a Restricted Stock Award granted pursuant to this Article V shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; PROVIDED, HOWEVER, that a distribution with respect to shares of Common Stock, other than a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

     5.4 TERMS OF RESTRICTED STOCK UNIT AWARDS. Restricted Stock Unit Awards shall be subject to the following additional terms and conditions:

     (a) DIVIDEND EQUIVALENTS. Restricted Stock Units shall accrue dividend equivalents at the same rate and at the same times as cash dividends are paid on shares of Common Stock. Such dividend equivalents shall be retained by the Company on behalf of the Non-Employee Director, reinvested in the form of additional Restricted Stock Units and become payable at the same time and in the same manner as the Restricted Stock Units upon which they shall have accrued.

     (b) SETTLEMENT. Subject to Section 5.2(c), as of the date of vesting of any Restricted Stock Unit granted to a Non-Employee Director pursuant to this Article V, such Restricted Stock Unit shall be converted into the right to receive one share of Common Stock. As soon as practical thereafter the Company shall (i) issue one share of Common Stock to such Non-Employee Director for each whole Restricted Stock Unit which shall have vested and (ii) pay to such Non-Employee Director a cash amount in lieu of any fractional Restricted Stock Unit which shall have vested.

     (c) NO STOCKHOLDER RIGHTS. Prior to the settlement of a Restricted Stock Unit Award granted pursuant to this Article V, the holder of such Restricted Stock Unit Award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

     5.5   TERMINATION OF DIRECTORSHIP.

     (a) DISABILITY. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company by reason of Disability, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

     (b) RETIREMENT. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company on or after age 70, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

     (c) DEATH. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company by reason of death, each share of Restricted Stock or each Restricted Stock Unit subject to such award shall vest in full.

     (d) OTHER TERMINATION. If the holder of a Restricted Stock Award or a Restricted Stock Unit Award granted pursuant to this Article V ceases to be a director of the Company for any reason other than Disability, ceasing to be a director on or after age 70 or death, each share of Restricted Stock or each Restricted Stock Unit subject to such award which has not vested prior thereto shall be forfeited and all rights of such Non-Employee Director to or with respect to such share of Restricted Stock or such Restricted Stock Unit shall terminate unless the Committee, in its sole discretion, accelerates the vesting thereof.

VI.  GENERAL

     6.1 EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the stockholders of the Company for approval at the Company's 2005 annual meeting of stockholders and, if approved by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at such annual meeting of stockholders, shall become effective on the date of such approval. This Plan shall terminate 10 years after its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

     Awards hereunder may be made at any time prior to the termination of this Plan, provided that no award may be made later than 10 years after the effective date of this Plan. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.

     6.2 AMENDMENTS. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including Section 162(m) of the Code and any rule of the New York Stock Exchange, or, if the Common Stock is not listed on the New York Stock Exchange, any rule of the principal national stock exchange on which the Common Stock is then traded; PROVIDED, HOWEVER, that no amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

     6.3 AGREEMENT. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

     6.4 NON-TRANSFERABILITY. Unless otherwise specified in the Agreement relating to an award, no award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder's lifetime only by the holder or the holder's legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

     6.5 TAX WITHHOLDING AND OTHER SETTLEMENTS IN LIEU OF TAXES. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date"), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

     6.6 RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

     6.7 ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a regular cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the terms of each outstanding SAR, the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the terms of each outstanding Restricted Stock Award, Restricted Stock Unit Award, Performance Share Award and Performance Share Unit Award, including the number and class of securities subject thereto, the terms of each outstanding Performance Unit, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company pursuant to a Performance Share Award or a Performance Share Unit Award to any one grantee, the maximum amount that may be payable pursuant to any Performance Unit Award granted during any fiscal year of the Company to any one grantee, and the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to Non-Employee Directors pursuant to Article V shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive. If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

     6.8   CHANGE IN CONTROL.

     (a) (1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award or Restricted Stock Unit Award shall lapse, (iii) the Performance Period applicable to any outstanding Performance Share, Performance Share Unit or Performance Unit shall lapse,
(iv) the Performance Measures applicable to any outstanding award shall be deemed to be satisfied at the target level or, if greater, at the actual performance attained through the date of the Change in Control and (v) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee (whose determination shall be final, binding and conclusive), such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price.

     (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) or (4) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under
Section 12 of the Exchange Act, each outstanding award shall be surrendered to the Company by the holder thereof, and each such award shall immediately be canceled by the Company, and the holder shall receive, within 10 days of the occurrence of a Change in Control, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the base price of the SAR, (iii) in the case of a Stock Award, the number of shares of Common Stock, then subject to such award (calculated in the manner set forth in clause (iv) of Section 6.8(a)(1) in the case of a Performance Share Award or Performance Share Unit Award), multiplied by the greater of (A) the highest per share price offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, and (iv) in the case of a Performance Unit Award, the number of Performance Units then subject to such award, the value of which shall be calculated at the target level or, if greater, at the actual performance attained through the date of the Change in Control. In the event of a Change in Control, each Tandem SAR shall be surrendered by the holder thereof and shall be canceled simultaneously with the cancellation of the related option.

     (b)   "Change in Control" shall mean:

     (1)   the acquisition by any individual, entity or group (a
"Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either
(i) the then outstanding shares of Common Stock (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); excluding, however, the following: (A) any acquisition directly from the Company (excluding any acquisition resulting from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company), (B) any acquisition by the Company, (C) any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection
(3) of this Section 6.8(b); PROVIDED FURTHER, that for purposes of clause
(B), if any Person (other than the Company or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall become the beneficial owner of 30% or more of the Outstanding Common Stock or 30% or more of the Outstanding Voting Securities by reason of an acquisition by the Company, and such Person shall, after such acquisition by the Company, become the beneficial owner of any additional shares of the Outstanding Common Stock or any additional Outstanding Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control;

     (2) individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of such Board; provided that any individual who becomes a director of the Company subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed a member of the Incumbent Board; and provided further, that any individual who was initially elected as a director of the Company as a result of an actual or threatened solicitation by a Person other than the Board for the purpose of opposing a solicitation by any other Person with respect to the election or removal of directors, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board shall not be deemed a member of the Incumbent Board;

     (3) the consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Corporate Transaction"); excluding, however, a Corporate Transaction pursuant to which (i) all or substantially all of the individuals or entities who are the beneficial owners, respectively, of the Outstanding Common Stock and the Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the outstanding securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or indirectly) in substantially the same proportions relative to each other as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and the Outstanding Voting Securities, as the case may be, (ii) no Person (other than: the Company; any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; the corporation resulting from such Corporate Transaction; and any Person which





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beneficially owned, immediately prior to such Corporate Transaction, directly or indirectly, 30% or more of the Outstanding Common Stock or the Outstanding Voting Securities, as the case may be) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding securities of such corporation entitled to vote generally in the election of directors and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

     (4) the consummation of a plan of complete liquidation or dissolution of the Company.

     6.9 DEFERRALS. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion.

     6.10 NO RIGHT OF PARTICIPATION OR EMPLOYMENT. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

     6.11 RIGHTS AS STOCKHOLDER. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

     6.12 DESIGNATION OF BENEFICIARY. A holder of an award may file with the Committee a written designation of one or more persons as such holder's beneficiary or beneficiaries (both primary and contingent) in the event of the holder's death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR.

     Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder's lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.

     If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder's executor, administrator, legal representative or similar person.

     6.13 GOVERNING LAW. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.






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